SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                        August 22, 2003
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                   TREMOR ENTERTAINMENT, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Nevada
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



       33-20185                             87-0454377
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




          23350 Water Circle, Boca Raton, Florida 33486
          ---------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 248-5360
                 -------------------------------
                 (Registrant's Telephone Number)



       2621 West Empire Avenue, Burbank, California 91504
       --------------------------------------------------
  (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     Effective August 25, 2003, Tremor Entertainment, Inc. ("TROR") changed its name to Durham Marketing Corp. (the "Company"). The
Company's common stock commenced trading under the new symbol "DMCP" in The Pink Sheets LLC at the opening of trading on Monday, August 25, 2003.



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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TREMOR ENTERTAINMENT, INC.

Dated: August 28, 2003
                                By:/s/Steven Oshinsky
                                   -----------------------------------
                                   Steven Oshinsky
                                   President and CEO

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